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EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of ERF Wireless Inc. (the "Company") for the quarter ended September 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned R. Greg Smith, Chief Executive Officer and Chief Financial Officer of ERF Wireless Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: November 21, 2005

By: /s/ R. Greg Smith
    ----------------------------------------------------
    R. Greg Smith
    Chief Executive Officer and Chief Financial Officer
    (Principal Executive Officer and Principal Financial
    and Accounting Officer)